                                                                 EXHIBIT 10.8(c)

                                PROMISSORY NOTE


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     PRINCIPAL           LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT      OFFICER      INITIALS
   $800,000.00           05-30-1995   05-28-1996        7900                                   9148885        880
- ------------------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lenders use only and do not limit the applicability of this document to any particular loan or item,
- --------------------------------------------------------------------------------

BORROWER: Travis Boats & Motors           LENDER: Hibernia National Bank
          Baton Rouge, Inc. cba Baton             TIN: 72-0210640
          Rouge Boating Centre                    Loan Administration Department
          (TIN: 721224466)                        440 Third Street
          14359 Florida Boulevard                 Baton Rouge, LA 70801
          Baton Rouge, LA 70819

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
     Principal Amount: $800,000.00           Initial Rate: 10.000%         Date of Note: May 30, 1995

     PROMISE TO PAY. Travis Boats & Motors Baton Rouge, Inc. dba Baton Rouge Boating Centre ("Borrower') promises to pay to the order of Hibernia National Bank ("Lender"), In lawful money of the United States of America the sum of Eight Hundred Thousand & 00/100 Dollars (U,S. $800,000,00) or such other or lesser amounts as may be reflected from time to time on the books and records of Lender as evidencing the aggregate unpaid principal balance of loan advances made to Borrower on a revolving line of credit basis as provided below, together with simple interest on a variable rate basis at the rate per annum equal to 1.000 percentage point over the Index provided below, as the index under this Note may be adjusted from time to time, one or more times, with interest being a on the unpaid principal balance of this Note as outstanding from time to time, commencing on May 30, 1995 and continuing until this Note is paid in full, or until default under this Note with interest therefore being subject to the default interest rate provisions set forth herein.

     LINE OF CREDIT. This Note, evidences a revolving line of credit "master note". Advances under this Note, as well as directions for payment from Borrowers' accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all ??? requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: MARK T. WALTON, PRESIDENT: CORNELIUS JAMES MCMANUS A/K/A JIM MCMANUS, VICE PRESIDENT; JUNE MCMANUS; AND MICHAEL B. PERRINE, ASSISTANT SECRETARY. Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrowers deposit accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if; (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor censes doing business or is insolvent (c) any guarantor seeks, claims or otherwise attempts to limit modify or revoke such guarantees guarantee of this Note or any other loan with Lender (d) Borrower has applied funds provided pursuant to this Note for purposes other than those acceptable to Lender,, or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

     PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

          OUTSTANDING PRINCIPAL AND ACCRUED UNPAID INTEREST ON THIS NOTE IS DUE AND PAYABLE IN FULL ON MAY 29,1996. BORROWER AGREES TO PAY MONTHLY INTEREST PAYMENTS BEGINNING ON JUNE 1. 1995, WITH ALL SUBSEQUENT INTEREST PAYMENTS DUE ON THE SAME DAY OF EACH MONTH THEREAFTER UNTIL THIS NOTE IS PAID IN FULL. PRINCIPAL UNDER THIS NOTE SHALL BE REPAYABLE EARLIER THAN MAY 29, 1996 IN ACCORDANCE WITH THE REPAYMENT PROVISIONS AS PROVIDED IN THE LNVENTORY LOAN AGREEMENT DATED 17, 1992 AS AMENDED.

     Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

     VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in independent index which is the CITIBANK N.A. RATE (the "Index"). The index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often then each day. The index currently is 9.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the index resulting in an initial rate to be 10.000% per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

     PREPAYMENT. Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note in full, or if Lender accelerates payment Borrower understands that unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Unless otherwise agreed to in writing, early payments under this Note will not relieve Borrower of Borrower's obligation to continue to make regularly scheduled payments under the above payment schedule. Early payments will instead reduce the principal balance due, and Borrower may be required to make few payments under this Note.

     LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 10.000% of the delinquent interest due. Late charges will not be acceleration of maturity of this Note.

     DEFAULT. The following actions and/or inactions shall constitute default events under this Note:

          DEFAULT UNDER THIS NOTE. Should Borrower default in the payment of principal and/or interest under this Note.

          DEFAULT UNDER SECURITY AGREEMENT. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

          OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right instrument, document, or agreement, or obligation in favor of Lender.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

          INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any guarantor of this Note occur or exist.

          DEATH OR INTERDICTION. Should any guarantor of this Note die or be interdicted.

          READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

          ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

          RECEIVERSHIP. Should a receiver of all or any part of Borrower's property or the property of any guarantor, be applied for or appointed.

          DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor be commenced.

          FALSE STATEMENTS. Should any representation, warranty, or material statement of Borrower or any guarantor made in connection with the obtaining of the loan evidenced by this Note or any security agreement directly or indirectly securing repayment of this Note, prove to be incorrect or misleading in any respect.

          MATERIAL ADVERSE CHANGE. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

          INSECURITY. Should Lender deem itself to be insecure with regard to repayment of this Note.

     LENDER'S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right at its sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right, again at its sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit debt liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

05-30-1995 .                    PROMISSORY NOTE                           PAGE 2
LOAN NO 7900                      (CONTINUED)

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     INTEREST AFTER DEFAULT. If Lender declares this Note to be in default,
     Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (1) If the original principal amount of this Note is more than $250,000, the fixed default interest rate shall be equal to eighteen (18%) percent per annum, or three (3%) per cent per annum in excess of the interest rate under this Note, whichever is greater. (2) If the original principal amount of this
     Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21%) per cent per annum or three (3%) per cent per annum In excess of the interest rate under this Note at the time of default whichever is greater.

     ATTORNEYS' FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees in an amount not exceeding 25.0001% of the unpaid debt then owing under this Note.

     NSF CHECK CHARGES. In the event that Borrower makes any payment under this Note by check and Borrower's check is returned to Lender unpaid due to nonsufficient funds in my deposit account, Borrower agrees to pay Lender an additional NSF check charge equal to $20.00.

     DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balances of this Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses and attorneys' fees.

     FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

     GOVERNING LAW. Borrower agrees that this Note and the loan evidenced hereby shall be governed under the laws of the State of Louisiana Specifically, this business or commercial Note is subject to La. R.S. 9:3509 et seq.

     ACKNOWLEDGMENT OF COLLATERAL Borrower hereby acknowledges, confirms and ratifies that all collateral previously pledged to Lender or in which Lender was granted a security interest to secure Borrower's other obligation to Lender also secures this Note.

     WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest, and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "Joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly accuring repayment hereof, shall not have the effect of releasing any other party or parties who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrowers intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writting. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default Borrower and each guarantor of this Note further agree that any late charges provided for under this Note shall not be charges for deferral of time for payment and shall not and are not intended to compensate Lender for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge, Borrower recognize that Borrower's failure to make timely payment of amounts due under this Note shall result in damages to Lender, including but not limited to Lender's loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender or such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

     SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantees obligations and agreements under this Note shall be binding upon Borrowers and each guarantor's respective successors, heirs, legatees, devicees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall Inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

     CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of the Note shall be interpreted as if the deleted provision never existed.

     PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

     BORROWER:

     Travis Boats & Motors Baton Rouge, Inc. ciba Baton Rouge Boating Centre


        /s/ Jim McManus
     By:---------------------------------------------------------
        Cornelius James McManus a/k/e Jim McManus, Vice President


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